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                                  EXHIBIT 23


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                      CONSENT OF INDEPENDENT ACCOUNTANTS

      We consent to the incorporation by reference in this registration statement on the first amendment to Form S-3 (File No. 33-62927) of our reports dated September 15, 1995, on our audits of the consolidated financial statements and financial statement schedules of Agway Inc. and Consolidated Subsidiaries as of June 30, 1995 and 1994, and for the years ended June 30, 1995, 1994, and 1993, appearing in the Annual Report on Form 10-K (SEC File No. 2-22791) of Agway Inc. and Consolidated Subsidiaries filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

      We also consent to the reference to our firm under the caption "Experts" in this Prospectus.









                                                      COOPERS & LYBRAND L.L.P.


Syracuse, New York
November 7, 1995






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                      CONSENT OF INDEPENDENT ACCOUNTANTS







We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Amendment No. 1 to Form S-3 of our report dated August 11, 1995, relating to the consolidated financial statements of H. P. Hood Inc., appearing on page 33 of Agway Inc.'s Annual Report on Form 10-K for the year ended June 30, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.





Price Waterhouse LLP
Boston, Massachusetts
November 7, 1995


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                      CONSENT OF INDEPENDENT ACCOUNTANTS







We hereby consent to the incorporation by reference in this Prospectus constituting part of this Registration Statement on Amendment No. 1 to Form S-3 of our report dated August 16, 1995, relating to the June 25, 1994 and June 26, 1993 financial statements of Curtice Burns Foods, Inc., which report is included in Agway Inc.'s Annual Report on Form 10-K, for the year ended June 30, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.




PRICE WATERHOUSE LLP

Rochester, New York
November 7, 1995